Morgan Stanley Variable Investment Series
                     Item 77(o) 10f-3 Transactions
                    January 1, 2002 - June 30, 2002

Aggressive Equity Portfolio
         Date     Price    Shares  %of      Total         Purcha
Security of       Of       Purcha  Assets   Issued        sed    Broker
         Purcha   Shares   sed                            By
         se                                               Fund
Carolina 01/31/   $28.00   5,600   1.666%   $980,000,00   0.016% Salomon
Group    02                                 0                    Smith
                                                                 Barney
Premcor  04/29/   $24.00   1,800   0.658%   $432,000,00   0.010% Bear
         02                                 0                    Stearns

Capital Growth Portfolio
Securit  Date of  Price    Shares  %of      Total         Purcha Broker
y        Purchas  Of       Purcha  Assets   Issued        sed
         e        Shares   sed                            By
                                                          Fund
Alcon,   03/20/0  $33.00   9,800   0.846%   $2,301,750,   0.014% CIBC
Inc.     2                                  000                  Capital
                                                                 Markets
Travele  03/21/0  $18.50   22,700  1.168%   $3,885,000,   0.011% Salomon
rs       2                                  000                  Smith
Propert                                                          Barney
y
Casualt
y Corp.
Premcor  04/29/0  $24.00   2,300   0.139%   $432,000,00   0.013% Bear
         2                                  0                    Stearns

Dividend Growth Portfolio
Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund
Traveler 03/21/   $18.50   292,80  0.092%   $3,885,000,   0.139% Salomon
s        02                0                000                  Smith
Property                                                         Barney
Casualty
Corp.

Equity Portfolio
Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund
Jetblue  04/11/   $27.00   24,000  0.016%   $158,400,00   0.409% Banque
Airways  02                                 9                    Paribas
Corp.
Premcor  04/29/   $24.00   22,500  0.053%   $432,000,00   0.125% Bear
         02                                 0                    Stearns


Income Builder Portfolio
Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund
Carolina 01/31/   $28.00   13,400  0.177%   $980,000,00   0.038% Salomon
Group    02                                 0                    Smith
                                                                 Barney


Quality Income Portfolio
Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund
Singtel  11/15/   $99.39   450,00  0.089%   $496,930,00   0.091% Salomon
7.375    01                0                0                    Smith
12/01/31                                                         Barney


Strategist Portfolio
Security Date     Price    Shares  %of      Total         Purcha Broker
         of       Of       Purcha  Assets   Issued        sed
         Purcha   Shares   sed                            By
         se                                               Fund
Singtel  11/15/   $99.74   175,00  0.147%   1,346,503,5   0.013%
6.375    01                0                00
12/1/11